Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Abilene Clinic Asset Holding Company, LLC (DE)
Abilene Hospital, LLC (DE)
Abilene Merger, LLC (DE)
Access Center Services, LLC (DE)
AF-CH-HH, LLC# (DE)
Affinity Cardio-Thoracic Specialists, LLC (DE)
Affinity Cardiovascular Specialists, LLC (DE)
Affinity Gastroenterology ASC, LLC* (DE)
Affinity Health Systems, LLC (DE)
Affinity Hospital, LLC (DE)	d/b/a Grandview Medical Center
Affinity Orthopedic Specialists, LLC (DE)
Affinity Physician Services, LLC (DE)
Affinity Radiation Therapy Services, LLC (DE)
Affinity Skilled Nursing, LLC (DE)
Alabama HMA Physician Management, LLC (AL)
Alaska Physician Services, LLC (DE)
Alice Regional Hospital Community Alliance, Inc. (TX)
Alliance Health Partners, LLC (MS)
Ambulance Services of Dyersburg, Inc. (TN)
Ambulance Services of McNairy, Inc. (TN)
Amory HMA Physician Management, LLC (MS)
Amory HMA, LLC (MS)
Angelo Community Healthcare Services, Inc. (TX)
Anniston HMA, LLC (AL)
Arizona ASC Management, Inc. (AZ)
Arizona DH, LLC (DE)
Arizona Medco, LLC (DE)
Arkansas HMA Regional Service Center, LLC (AR)
Arkansas Medical Imaging JV, LLC (DE)
ARMC, L.P. (DE)	d/b/a Abilene Regional Medical Center
ASC JV Holdings, LLC (DE)
Bartow HMA Physician Management, LLC (FL)
Bartow HMA, LLC (FL)
Batesville HMA Development, LLC (MS)
Batesville HMA Medical Group, LLC (MS)
Bayfront Ambulatory Surgical Center, LLC* (DE)
Bayfront Health Imaging Center, LLC* (DE)
Bayfront Health Urgent Care, LLC (DE)
Bayfront HMA Convenient Care, LLC* (FL)
Bayfront HMA Healthcare Holdings, LLC* (FL)
Bayfront HMA Home Health, LLC# (FL)
Bayfront HMA Investments, LLC* (FL)
Bayfront HMA Medical Center, LLC* (FL)	d/b/a Bayfront Health St. Petersburg
Bayfront HMA Physician Management, LLC* (FL)
Bayfront HMA Real Estate Holdings, LLC* (FL)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Bayfront HMA Wellness Center, LLC* (FL)
Beauco, LLC (DE)
Beaumont Medical Center, L.P. (DE)
Beaumont Regional, LLC (DE)
Berwick Clinic Company, LLC (DE)
Berwick Home Care Services, LLC# (DE)
Berwick Hospital Company, LLC (DE)	d/b/a Berwick Hospital Center
BH Trans Company, LLC (DE)
Biloxi H.M.A., LLC (MS)	d/b/a Merit Health Biloxi
Biloxi HMA Physician Management, LLC (MS)
Birmingham Holdings II, LLC (DE)
Birmingham Holdings, LLC (DE)
Birmingham Home Care Services, LLC# (DE)
Blackwell HMA, LLC (OK)
Blackwell HMPN, LLC (OK)
Blackwell Home Health & Hospice, LLC (OK)
Bluefield Holdings, LLC (DE)
Bluffton Health System LLC (DE)	d/b/a Bluffton Regional Medical Center
Bluffton Physician Services, LLC (DE)
Brandon HMA, LLC (MS)	d/b/a Merit Health Rankin
Brandon Physician Management, LLC (DE)
Brandywine Hospital Malpractice Assistance Fund, Inc. (PA)
Brazos Valley of Texas, L.P. (DE)
Brazos Valley Surgical Center, LLC (DE)
Brevard HMA ALF, LLC (FL)
Brevard HMA APO, LLC (FL)
Brevard HMA ASC, LLC (FL)
Brevard HMA Diagnostic Imaging, LLC (FL)
Brevard HMA HME, LLC (FL)
Brevard HMA Holdings, LLC (FL)
Brevard HMA Hospitals, LLC (FL)
Brevard HMA Investment Properties, LLC (FL)
Brevard HMA Nursing Home, LLC (FL)
Brooksville HMA Physician Management, LLC (FL)
Brownsville Clinic Corp. (TN)
Brownsville Hospital Corporation (TN)
Brownwood Asset Holding Company, LLC (DE)
Brownwood Hospital, L.P. (DE)	d/b/a Brownwood Regional Medical Center
Brownwood Medical Center, LLC (DE)
Bullhead City Clinic Corp. (AZ)
Bullhead City Hospital Corporation (AZ)	d/b/a Western Arizona Regional Medical Center
Bullhead City Hospital Investment Corporation (DE)
Bullhead City Imaging Corporation (AZ)
Bullhead Medical Plaza II, LLC# (AZ)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Bullhead Medical Plaza, Ltd.# (NV)
Cahaba Orthopedics, LLC (DE)
Campbell County HMA, LLC (TN)	d/b/a LaFollette Medical Center
Cardiology Associates of Spokane, LLC (DE)
Carlisle HMA Physician Management, LLC (PA)
Carlisle HMA Surgery Center, LLC (PA)
Carlisle HMA, LLC (PA)
Carlisle Medical Group, LLC (PA)
Carlsbad Medical Center, LLC (DE)	d/b/a Carlsbad Medical Center
Carolinas Holdings, LLC (DE)
Carolinas JV Holdings General, LLC (DE)
Carolinas JV Holdings II, LLC (DE)
Carolinas JV Holdings, L.P. (DE)
Carolinas Medical Alliance, Inc. (SC)
CDI JV, LLC# (DE)
Cedar Park Clinic Asset Holding Company, LLC (DE)
Cedar Park Health System, L.P.* (DE)	d/b/a Cedar Park Regional Medical Center
Cedar Park Regional Medical Group (TX)
Cedar Park Surgery Center, L.L.P.# (TX)
Center for Adult Healthcare, LLC (DE)
Center for Medical Interoperability, Inc. (DE)#
Center for Pain Management, LLC* (DE)
Central Florida HMA Holdings, LLC (DE)
Central Polk, LLC* (FL)
Central States HMA Holdings, LLC (DE)
Chester HMA Physician Management, LLC (SC)
Chester HMA, LLC (SC)
Chester Imaging, LLC (DE)
Chester Medical Group, LLC (SC)
Chester PPM, LLC (SC)
Chesterton Surgery Center, LLC* (DE)
Chestnut Hill Health System, LLC (DE)
Chestnut Knoll Home Health Care, L.P.# (PA)
CHHS Development Company, LLC (DE)
CHHS Holdings, LLC (DE)
CHHS Hospital Company, LLC (DE)
CHS Kentucky Holdings, LLC (DE)
CHS Mississippi State Political Action Committee (MS)
CHS Pennsylvania Holdings, LLC (DE)
CHS PSO, LLC (DE)
CHS Realty Holdings I, Inc. (TN)
CHS Realty Holdings II, Inc. (TN)
CHS Realty Holdings III, LLC (DE)
CHS Realty Holdings Joint Venture (TN)
CHS Receivables Funding, LLC (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

CHS Tennessee Holdings, LLC (DE)
CHS Virginia Holdings, LLC (DE)
CHS Washington Holdings, LLC (DE)
CHS/Community Health Systems, Inc. (DE)
CHS/Community Health Systems, Inc. Political Action Committee
CHS-ASC, LLC (DE)
CHSPSC ACO 1, LLC (DE)
CHSPSC ACO 10, LLC (DE)
CHSPSC ACO 11, LLC (DE)
CHSPSC ACO 12, LLC (DE)
CHSPSC ACO 13, LLC (DE)
CHSPSC ACO 14, LLC (DE)
CHSPSC ACO 15, LLC (DE)
CHSPSC ACO 16, LLC (DE)
CHSPSC ACO 17, LLC (DE)
CHSPSC ACO 18, LLC (DE)
CHSPSC ACO 19, LLC (DE)
CHSPSC ACO 2, LLC (DE)
CHSPSC ACO 20, LLC (DE)
CHSPSC ACO 21, LLC (DE)
CHSPSC ACO 22, LLC (DE)
CHSPSC ACO 23, LLC (DE)
CHSPSC ACO 24, LLC (DE)
CHSPSC ACO 25, LLC (DE)
CHSPSC ACO 26, LLC (DE)
CHSPSC ACO 27, LLC (DE)
CHSPSC ACO 28, LLC (DE)
CHSPSC ACO 29, LLC (DE)
CHSPSC ACO 3, LLC (DE)
CHSPSC ACO 30, LLC (DE)
CHSPSC ACO 4, LLC (DE)
CHSPSC ACO 5, LLC (DE)
CHSPSC ACO 6, LLC (DE)
CHSPSC ACO 7, LLC (DE)
CHSPSC ACO 8, LLC (DE)
CHSPSC ACO 9, LLC (DE)
CHSPSC ACO Holdings, LLC (DE)
CHSPSC Leasing, Inc. (DE)
CHSPSC, LLC (DE)
Citrus HMA, LLC (FL)	d/b/a Bayfront Health Seven Rivers
Clarksdale HMA Physician Management, LLC (MS)
Clarksdale HMA, LLC (MS)	d/b/a Northwest Mississippi Medical Center
Clarksville Endoscopy Center, LLC* (DE)
Clarksville Health System, G.P.* (DE)	d/b/a Tennova Healthcare — Clarksville

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Clarksville Holdings II, LLC (DE)
Clarksville Holdings, LLC (DE)
Clarksville Home Care Services, LLC# (DE)
Clarksville Imaging Center, LLC# (TN)
Clarksville Physician Services, G.P.* (DE)
Clarksville Surgicenter, LLC# (TN)
Cleveland Home Care Services, LLC# (DE)
Cleveland Hospital Company, LLC (TN)
Cleveland Medical Clinic, Inc. (TN)
Cleveland PHO, Inc. (TN)
Cleveland Tennessee Hospital Company, LLC (DE)	d/b/a Tennova Healthcare — Cleveland
Click to Care, LLC (FL)
Clinton HMA, LLC (OK)	d/b/a AllianceHealth Clinton
Clinton HMPN, LLC (OK)
Clinton Home Health & Hospice LLC# (OK)
Coast Imaging, LLC (MS)
Coatesville Hospital Corporation (PA)
Cocke County HMA, LLC (TN)	d/b/a Newport Medical Center
Coffee Hospital Management Associates, Inc. (TN)
College Station Clinic Asset Holding Company, LLC (DE)
College Station Diagnostic Clinic (TX)
College Station Hospital, L.P. (DE)
College Station Medical Center, LLC (DE)
College Station Merger, LLC (DE)
College Station RHC Company, LLC (DE)
Collier Boulevard HMA Physician Management, LLC (FL)
Collier HMA Facility Based Physician Management, LLC (FL)
Collier HMA Neurological Vascular Medical Group, LLC (FL)
Collier HMA Physician Management, LLC (FL)
Commonwealth Health Cancer Network, LLC* (DE)
Commonwealth Health Clinically Integrated Network, LLC (DE)
Commonwealth Health IDTF, LLC (DE)
Commonwealth Physician Network, LLC (DE)
Community GP Corp. (DE)
Community Health Care Partners, Inc. (MS)
Community Health Investment Company, LLC (DE)
Community Health Physicians Operations Holding Company, LLC (DE)
Community Health Systems Foundation (TN)
Community Health Systems, Inc. (DE)
Community Information Network, Inc.
Community Insurance Group SPC, LTD. (Cayman Islands)
Community LP Corp. (DE)
Compass Imaging, LLC (MS)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

CP Hospital GP, LLC (DE)
CP Premier Urgent Care JV, LLC# (DE)
CPLP, LLC (DE)
Credentialing Verification Services, LLC (DE)
Crestview Hospital Corporation* (FL)	d/b/a North Okaloosa Medical Center
Crestview Professional Condominiums Association, Inc.* (FL)
Crestview Surgery Center, L.P. (TN)
Crestwood Healthcare, L.P. (DE)	d/b/a Crestwood Medical Center
Crestwood Hospital LP, LLC (DE)
Crestwood Hospital, LLC (DE)
Crestwood Occupational Medicine/Convenient Care, LLC (DE)
Crestwood Physician Services, LLC (DE)
Crestwood Surgery Center, LLC* (DE)
Crossgates HMA Medical Group, LLC (MS)
Crossroads Healthcare Management, LLC# (TX)
Crystal River HMA Physician Management, LLC (FL)
CSMC, LLC (DE)
Dallas Phy Service, LLC (DE)
Dallas Physician Practice, L.P. (DE)
Day Surgery, Inc. (KS)
DCF (TX)
Deaconess Health System, LLC* (OK)
Deaconess Holdings, LLC (DE)
Deaconess Hospital Holdings, LLC (DE)
Deaconess Metropolitan Physicians, LLC (DE)
Deaconess Physician Services, LLC (DE)
Deming Home Care Services, LLC# (DE)
Desert Hospital Holdings, LLC (DE)
Detar Hospital, LLC (DE)
Detar/USP Surgery Center, LLC# (TX)
DFW Physerv, LLC (DE)
DH Cardiology, LLC (DE)
DHFW Holdings, LLC (DE)
Diagnostic Imaging Centers of NEPA, LLC# (PA)
Diagnostic Imaging Management of Brandywine Valley, LLC (PA)
Diagnostic Imaging of Brandywine Valley, LP (PA)
Dukes Health System, LLC (DE)	d/b/a Dukes Memorial Hospital
Dukes Physician Services, LLC (DE)
Dupont Hospital, LLC* (DE)	d/b/a Dupont Hospital
Durant H.M.A., LLC* (OK)	d/b/a AllianceHealth Durant
Durant HMA Home Health, LLC (OK)
Durant HMA Physician Management, LLC (OK)
Dyersburg Clinic Corp. (TN)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Dyersburg HBP Medical Group, LLC (DE)
Dyersburg Hospital Company, LLC (TN)
East Georgia HMA Physician Management, LLC (GA)
East Georgia Regional Medical Center, LLC* (GA)	d/b/a East Georgia Regional Medical Center
East Tennessee Clinic Corp. (TN)
East Tennessee Health Systems, Inc. (TN)
Easton Hospital Malpractice Assistance Fund, Inc. (PA)
El Dorado Home Care Services, LLC# (DE)
El Dorado Surgery Center, L.P.* (DE)
EL MED, LLC (DE)
Eligibility Screening Services, LLC (DE)
Empire Health Services (WA)
Emporia Clinic Corp. (VA)
Emporia Home Care Services, LLC# (DE)
Emporia Hospital Corporation (VA)
Enterprise Clinic, LLC (DE)
Fallbrook Hospital Corporation (DE)
Fayetteville Arkansas Hospital Company, LLC* (DE)	d/b/a Northwest Health Physicians’ Specialty Hospital
First Choice Health Plan of Mississippi, LLC# (MS)
Firstcare, Inc.# (IN)
Florida Endoscopy and Surgery Center, LLC* (FL)
Florida HMA Holdings, LLC (DE)
Florida HMA Regional Service Center, LLC (FL)
Florida West Coast Health Alliance, LLC* (DE)
Flowood Mississippi Imaging, LLC (DE)
Flowood River Oaks HMA Medical Group, LLC (MS)
FMG PrimeCare, LLC (DE)
Foley Clinic Corp. (AL)
Foley Hospital Corporation (AL)	d/b/a South Baldwin Regional Medical Center
Fort Smith HMA PBC Management, LLC (AR)
Fort Smith HMA Physician Management, LLC (AR)
Fort Smith HMA, LLC (AR)
Frankfort Health Partner, Inc. (IN)
Franklin Clinic Corp. (VA)
Franklin Home Care Services, LLC# (DE)
Franklin Hospital Corporation (VA)
FSED Management of Northwest Arkansas, LLC* (DE)
FSED Management of West Florida, LLC* (DE)
Gadsden HMA Physician Management, LLC* (AL)
Gadsden Home Care Services, LLC# (DE)
Gadsden Regional Medical Center, LLC (DE)	d/b/a Gadsden Regional Medical Center
Gadsden Regional Physician Group Practice, LLC (DE)
Gadsden Regional Primary Care, LLC (AL)
Gaffney Clinic Company, LLC (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Gaffney H.M.A., LLC (SC)
Gaffney HMA Physician Management, LLC (SC)
Gaffney PPM, LLC (SC)
Gateway Medical Services, Inc. (FL)
Granbury Clinic Asset Holding Company, LLC (DE)
Granbury Hospital Corporation (TX)	d/b/a Lake Granbury Medical Center
Granbury Mammography JV, LLC# (DE)
Grandview Medical Group Research, LLC (DE)
GRB Real Estate, LLC (DE)
Greenbrier Valley Anesthesia, LLC (DE)
Greenbrier Valley Emergency Physicians, LLC (DE)
Greenbrier VMC, LLC (DE)	d/b/a Greenbrier Valley Medical Center
GRMC Holdings, LLC (DE)
Gulf Coast HMA Physician Management, LLC (FL)
Gulf Coast Hospital, L.P. (DE)
Gulf Coast Medical Center, LLC (DE)
Gulf Oaks Therapeutic Day School, LLC (MS)
Gulf South Surgery Center, LLC# (MS)
Gulfmed, Inc.# (MS)
Harborside Surgery Center, LLC# (FL)
Haines City HMA Physician Management, LLC (FL)
Haines City HMA Urgent Care, LLC (FL)
Haines City HMA, LLC* (FL)
Hallmark Healthcare Company, LLC (DE)
Hamlet PPM, LLC (NC)
Harris Managed Services, Inc. (AR)
Harrison HMA, LLC (MS)
Harton Clinic Company, LLC (DE)
Hartsville ENT, LLC (SC)
Hartsville HMA Physician Management, LLC (SC)
Hartsville PPM, LLC (SC)
Hattiesburg Home Care Services, LLC# (DE)
Health Management Associates, LLC (DE)
Health Management Associates, LP (DE)
Health Management General Partner I, LLC (DE)
Health Management General Partner, LLC (DE)
Health Management Information Technology, LLC (DE)
Health Management Intellectual Properties, LLC (TX)
Health Management Physician Associates, LLC (DE)
HealthTrust Purchasing Group, L.P.# (DE)
Healthwest Holdings, Inc. (AZ)
Heritage Healthcare Innovation Fund, LP# (DE)
Heritage Healthcare Innovation Fund II, LP# (DE)
Heritage Healthcare Innovation Fund III, LP# (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Hernando HMA, LLC (FL)	d/b/a Bayfront Health Brooksville; Bayfront Health Spring Hill
Highland Health Systems, Inc. (TX)
Hill Country ASC Partners, L.L.C.# (TX)
Hill Regional Clinic Corp. (TX)
HIM Central Services, LLC (DE)
HMA ASC Holdings, LLC (DE)
HMA ASCOA Holdings, LLC (DE)
HMA Bayflite Services, LLC (FL)
HMA CAT, LLC (TX)
HMA Employee Disaster Relief Fund, Inc. (FL)
HMA Fentress County General Hospital, LLC (TN)
HMA Hospital Holdings, LP (DE)
HMA Lake Shore, Inc.* (FL)
HMA MRI, LLC (TX)
HMA Oklahoma Clearing Service, LLC (OK)
HMA Professional Services Group, LP (DE)
HMA Santa Rosa Medical Center, LLC (FL)	d/b/a Santa Rosa Medical Center
HMA Services GP, LLC (DE)
HMA/Solantic Joint Venture, LLC# (DE)
HMA-ASCOA Investments, LLC* (DE)
HMA-ASCOA Investments, LLC* (DE)
HMA-TRI Holdings, LLC (DE)
Hobbs Medco, LLC (DE)
HOF ASC Holdings, LLC (DE)
Hood Medical Group (TX)
Hood Medical Services, Inc. (TX)
Hospital Laundry Services, Inc.# (IN)
Hospital Management Associates, LLC (FL)
Hospital Management Services of Florida, LP (FL)
Hospital of Fulton, Inc. (KY)
Hospital of Morristown, LLC (TN)
Hot Springs Outpatient Surgery Center, G.P. (AR)
HP LRHS Land, LLC# (IN)
HTI Tucson Rehabilitation, Inc. (AZ)
Imaging JV Holdings, LLC (DE)
INACTCO, Inc. (DE)
Intermountain Medical Group, Inc. (PA)
IOM Health System, L.P.* (IN)	d/b/a Lutheran Hospital of Indiana
Jackson HMA North Medical Office Building, LLC (MS)
Jackson HMA, LLC (MS)	d/b/a Merit Health Central
Jackson Home Care Services, LLC# (DE)
Jackson Hospital Corporation (TN)
Jackson, Tennessee Hospital Company, LLC* (TN)
Jamestown HMA Physician Management, LLC (TN)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Jasper Medical Group, LLC (FL)
Jefferson ASC, LLC* (DE)
Jefferson County HMA, LLC (TN)	d/b/a Jefferson Memorial Hospital
Jennersville Regional Hospital Malpractice Assistance Fund, Inc. (PA)
Jourdanton Clinic Asset Holding Company, LLC (DE)
Jourdanton Hospital Corporation (TX)
Kay County Clinic Company, LLC (OK)
Kay County Hospital Corporation (OK)
Kay County Oklahoma Hospital Company, LLC (OK)	d/b/a AllianceHealth Ponca City
Kennett HMA Physician Management, LLC (MO)
Kennett HMA, LLC (MO)
Key West HMA Physician Management, LLC (FL)
Key West HMA, LLC (FL)	d/b/a Lower Keys Medical Center
Key West Home Health, LLC# (FL)
Key West Private Care, LLC# (FL)
Keystone HMA Property Management, LLC (PA)
Kirksville Academic Medicine, LLC (MO)
Kirksville Clinic Corp. (MO)
Kirksville Home Care Services, LLC# (MO)
Kirksville Hospital Company, LLC (DE)
Kirksville Missouri Hospital Company, LLC* (MO)	d/b/a Northeast Regional Medical Center
Kirksville Physical Therapy Services, LLC (DE)
Knox Hospital Company, LLC (DE)	d/b/a Starke Hospital
Knoxville HMA Cardiology PPM, LLC (TN)
Knoxville HMA Development, LLC (TN)
Knoxville HMA Family Services, LLC (TN)
Knoxville HMA Holdings, LLC (TN)
Knoxville HMA Homecare DME & Hospice, LLC (TN)
Knoxville HMA JV Holdings, LLC (TN)
Knoxville HMA Mission Services, LLC (TN)
Knoxville HMA Physician Management, LLC (TN)
Knoxville HMA Wellness Center, LLC (TN)
Knoxville Home Care Services, LLC# (DE)
Knoxville Rehabilitation Hospital, LLC# (DE)
Knoxville, Tennessee Turkey Creek MOB, LLC (DE)
Kosciusko Ambulance Services, LLC (DE)
Kosciusko Medical Group, LLC (DE)
La Porte and Starke EMS, LLC (DE)
La Porte Clinic Company, LLC (DE)
La Porte Health System, LLC (DE)
La Porte Home Care Services, LLC# (DE)
La Porte Hospital Company, LLC (DE)	d/b/a La Porte Hospital
La Porte Occupational Health Services, LLC (DE)
Lake Shore HMA Medical Group, LLC* (FL)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Lake Shore HMA, LLC* (FL)	d/b/a Shands Lake Shore Regional Medical Center
Lake Wales Clinic Corp. (FL)
Lake Wales Hospital Corporation (FL)
Lake Wales Hospital Investment Corporation (FL)
Lake Wales Imaging Center, LLC (DE)
Lakeland Home Care Services, LLC# (DE)
Lakeway Hospital Company, LLC (TN)
Lancaster Clinic Corp. (SC)
Lancaster HMA Physician Management, LLC (PA)
Lancaster HMA, LLC* (PA)
Lancaster Hospital Corporation (DE)
Lancaster Imaging Center, LLC (SC)
Lancaster Medical Group HMA, LLC (PA)
Lancaster Medical Group, LLC (PA)
Lancaster Outpatient Imaging, LLC (PA)
Langtree Endoscopy Center, LLC* (DE)
LaPorte Medical Group Surgical Center, LLC# (IN)
Laredo Clinic Asset Holding Company, LLC (DE)
Laredo Texas Hospital Company, L.P. (TX)	d/b/a Laredo Medical Center
Las Cruces ASC-GP, LLC (DE)
Las Cruces Home Care Services, LLC# (DE)
Las Cruces Medical Center, LLC (DE)	d/b/a Mountain View Regional Medical Center
Las Cruces Physician Services, LLC (DE)
Las Cruces Surgery Center — Telshor, LLC* (DE)
Las Cruces Surgery Center, L.P.* (DE)
Lea Regional Hospital, LLC (DE)	d/b/a Lea Regional Medical Center
Lebanon HMA Physician Management, LLC (TN)
Lebanon HMA Surgery Center, LLC (TN)
Lebanon HMA, LLC (TN)
Lehigh HMA Physician Management, LLC (FL)
Lehigh HMA, LLC (FL)
LHT Knoxville Properties, LLC# (DE)
Little Rock HMA, Inc. (AR)
Live Oak HMA Medical Group, LLC* (FL)
Live Oak HMA, LLC* (FL)	d/b/a Shands Live Oak Regional Medical Center
Logan Hospital Corporation (WV)
Logan, West Virginia Hospital Company, LLC (WV)
Lone Star HMA Physician Management, Inc. (TX)
Lone Star HMA, L.P. (DE)
Longview Clinic Operations Company, LLC (DE)
Longview Medical Center, L.P. (DE)	d/b/a Longview Regional Medical Center
Longview Merger, LLC (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Louisburg HMA Physician Management, LLC (NC)
Lower Florida Keys Physician/Hospital Organization, Inc.# (FL)
LRH, LLC (DE)
Lufkin Clinic Asset Holding Company, LLC (DE)
Lutheran Health Imaging, LLC (DE)
Lutheran Health Network Investors, LLC* (DE)
Lutheran Health Network of Indiana, LLC (DE)
Lutheran Health Quality Alliance, LLC (DE)
Lutheran Medical Group, LLC (DE)
Lutheran Medical Office Park Phase II Property Owners Association, Inc. # (IN)
Lutheran Medical Office Park Property Owners Association, Inc.# (IN)
Lutheran Musculoskeletal Center, LLC* (DE)
Lutheran/TRMA Network, LLC# (IN)
Macon Healthcare, LLC# (DE)
Madison Cardiovascular Physician Services, LLC (DE)
Madison Clinic Corp. (TN)
Madison Health System, LLC# (DE)
Madison HMA Physician Management, LLC# (MS)
Madison HMA, LLC# (MS)	d/b/a Merit Health Madison
Marion Physician Services, LLC (DE)
Marshall County HMA, LLC (OK)	d/b/a AllianceHealth Madill
Marshall County HMPN, LLC (OK)
Martin Clinic Corp. (TN)
Martin Hospital Company, LLC (TN)
Mary Black HealthNetwork, Inc.# (SC)
Mary Black Health System LLC (DE)
Mary Black Medical Office Building Limited Partnership (SC)
Mary Black MOB II Limited Partnership (SC)
Mary Black Physician Services, LLC (DE)
Mary Black Physicians Group, LLC (DE)
Mat-Su Regional ASC GP, LLC (DE)
Mat-Su Regional Surgery Center, L.P. (DE)
Mat-Su Valley II, LLC* (AK)
Mat-Su Valley III, LLC* (AK)
Mat-Su Valley Medical Center, LLC* (AK)	d/b/a Mat-Su Regional Medical Center
Mayes County HMA, LLC (OK)
Mayes County HMPN, LLC (OK)
McKenna Court Homes, LLC (DE)
McNairy Clinic Corp. (TN)
McNairy Hospital Corporation (TN)
MCSA, L.L.C. (AR)
MDSave, Inc.# (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Medical Center at Terrell, LLC (DE)
Medical Center of Brownwood, LLC (DE)
Medical Holdings, Inc. (KS)
MEDSTAT, LLC (IN)
Melbourne HMA Medical Group, LLC (FL)
Melbourne HMA, LLC (FL)
Mercy Cardiovascular Cath Lab, LLC# (PA)
Merger Legacy Holdings, LLC (DE)
Mesquite HMA General, LLC (DE)
Metro Knoxville HMA, LLC (TN)	d/b/a Turkey Creek Medical Center; North Knoxville Medical Center
MHS Ambulatory Surgery Center, Inc. (ND)
Michigan City MOB, LLC# (IN)
Middlebrook ASC, LLC (DE)
Midwest City HMA Physician Management, LLC* (OK)
Midwest Regional Medical Center, LLC* (OK)	d/b/a AllianceHealth Midwest
Minot Health Services, Inc. (ND)
Mississippi HMA Holdings I, LLC (DE)
Mississippi HMA Holdings II, LLC (DE)
Mississippi HMA Hospitalists, LLC (MS)
Mississippi HMA Regional Service Center, LLC (MS)
Moberly Hospital Company, LLC (DE)	d/b/a Moberly Regional Medical Center
Moberly Medical Clinics, Inc. (MO)
Moberly Physicians Corp. (MO)
Mooresville HMA Investors, LLC* (NC)
Mooresville HMA Physician Management, LLC (NC)
Mooresville Home Care Services, LLC# (DE)
Mooresville Hospital Management Associates, LLC (NC)	d/b/a Lake Norman Regional Medical Center
Mooresville PPM, LLC (NC)
Morristown Clinic Corp. (TN)
Morristown Professional Centers, Inc. (TN)
Morristown Surgery Center, LLC (TN)
Munroe HMA HMPN, LLC (FL)
Munroe HMA Holdings, LLC (FL)
Munroe HMA Hospital, LLC (FL)
Naples HMA, LLC (FL)	d/b/a Physicians Regional Medical Center — Pine Ridge; Physicians Regional Medical Center — Collier
Natchez Clinic Company, LLC (DE)
Natchez HBP Services, LLC (DE)
Natchez Hospital Company, LLC (DE)	d/b/a Merit Health Natchez
National Healthcare of England Arkansas, Inc. (AR)
National Healthcare of Leesville, Inc. (DE)
National Healthcare of Newport, Inc. (DE)
Navarro Hospital, L.P. (DE)	d/b/a Navarro Regional Hospital

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Navarro Regional, LLC (DE)
NC-DSH, LLC (DE)
New Cedar Lake Surgery Center, LLC# (MS)
Newport Physician Clinics, Inc. (AR)
NHCI of Hillsboro, Inc. (TX)	d/b/a Hill Regional Hospital
North Carolina HMA Regional Service Center, LLC (NC)
North Okaloosa Clinic Corp. (FL)
North Okaloosa Home Health, LLC# (FL)
North Okaloosa Medical Corp.* (FL)
North Okaloosa Surgery Venture Corp. (FL)
Northampton Cardiology Clinic, LLC (DE)
Northampton Clinic Company, LLC (DE)
Northampton Hospital Company, LLC (DE)
Northampton Physician Services Corp. (PA)
Northampton Urgent Care, LLC (DE)
Northeast Medical Center, L.P. (DE)
Northern Indiana Oncology Center of Porter Memorial Hospital, LLC* (IN)
Northwest Allied Physicians, LLC (DE)
Northwest Arkansas Employees, LLC (DE)
Northwest Arkansas Hospitals, LLC (DE)	d/b/a Northwest Medical Center — Bentonville; Northwest Medical Center — Springdale; Willow Creek Women’s Hospital
Northwest Arkansas Paramed Transfer, LLC (DE)
Northwest Benton County Physician Services, LLC (DE)
Northwest Cardiology, LLC (DE)
Northwest HBP Medical Services, LLC (DE)
Northwest Hospital Cardiac Diagnostics, L.P. (TN)
Northwest Hospital, LLC (DE)	d/b/a Northwest Medical Center
Northwest Houghton Hospital, LLC (DE)
Northwest Imaging Associates, LLC (DE)
Northwest Indiana Health System, LLC* (DE)
Northwest Physicians, LLC (AR)
Northwest Sahuarita Hospital, LLC (DE)
Northwest-Sparks Quality Alliance, LLC (DE)
NOV Holdings, LLC (DE)
NRH, LLC (DE)
Oak Hill Clinic Corp. (WV)
Oak Hill Hospital Corporation (WV)	d/b/a Plateau Medical Center
Ohio Sleep Disorders Centers, LLC# (OH)
Oklahoma City ASC-GP, LLC (DE)
Olive Branch Clinic Corp. (MS)
Olive Branch Hospital, Inc. (MS)
One Boyertown Properties, L.P.# (PA)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Open Air of MSLOU, L.L.C. (LA)
Oro Valley Hospital, LLC (DE)	d/b/a Oro Valley Hospital
OsceolaSC, LLC* (DE)	d/b/a St. Cloud Regional Medical Center
Osler HMA Medical Group, LLC (FL)
Pacific Group ASC Division, Inc. (AZ)
Pacific Physicians Services, LLC (DE)
Palmer-Wasilla Health System, LLC (DE)
Palmetto Tri-County Medical Specialists, LLC (DE)
Panhandle Medical Center, LLC (DE)
Panhandle Surgical Hospital, L.P. (DE)
Parkway Regional Medical Clinic, Inc. (KY)
Pasco Hernando HMA Physician Management, LLC* (FL)
Pasco Regional Medical Center, LLC (FL)
Payson Healthcare Management, Inc. (AZ)
Payson Hospital Corporation (AZ)
PBEC HMA, Inc. (FL)
Peckville Hospital Company, LLC (DE)
Pecos Valley of New Mexico, LLC (DE)
Pennsylvania Hospital Company, LLC (DE)
Personal Home Health Care, LLC (TN)
Petersburg Clinic Company, LLC (VA)
Petersburg Home Care Services, LLC# (DE)
Petersburg Hospital Company, LLC (VA)
Phoenixville Hospital Company, LLC (DE)
Phoenixville Hospital Malpractice Assistance Fund, Inc. (PA)
Physician Practice Support, LLC (TN)
Physicians Regional Marco Island, LLC (FL)
Pinellas Surgery Center, LLC* (FL)
Piney Woods Healthcare System, L.P.* (DE)	d/b/a Woodland Heights Medical Center
Plymouth Hospital Corporation (NC)
Polk Medical Services, Inc. (TN)
Ponca City Home Care Services, LLC# (OK)
Poplar Bluff Physician Management, LLC (MO)
Poplar Bluff Regional Medical Center, LLC (MO)	d/b/a Poplar Bluff Regional Medical Center
Port Charlotte HMA Physician Management, LLC (FL)
Port Charlotte HMA, LLC (FL)	d/b/a Bayfront Health Port Charlotte
Porter Health Services, LLC (DE)
Porter Hospital, LLC* (DE)	d/b/a Porter Regional Hospital
Porter Physician Services, LLC (DE)
Pottstown Hospital Company, LLC (DE)
Pottstown Hospital Corporation (PA)
Pottstown Imaging Company, LLC (DE)
Pottstown Memorial Malpractice Assistance Fund, Inc. (PA)
Pottstown Professional Services Company, LLC (DE)
Precision Surgery Center, LLC (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Preferential Health Network, Inc.# (SC)
Premier Care Super PHO, LLC (DE)
PremierCare of Northwest Arkansas, LLC (AR)
Procure Solutions, LLC (DE)
Professional Account Services Inc. (TN)
Punta Gorda HMA Physician Management, LLC (FL)
Punta Gorda HMA, LLC (FL)	d/b/a Bayfront Health Punta Gorda
Punta Gorda Medical Arts Center Association, Inc. (FL)
QHG Georgia Holdings II, LLC (DE)
QHG Georgia Holdings, Inc. (DE)
QHG Georgia, LP (GA)
QHG of Barberton, Inc. (OH)
QHG of Bluffton Company, LLC (DE)
QHG of Clinton County, Inc. (IN)
QHG of Enterprise, Inc. (AL)	d/b/a Medical Center Enterprise
QHG of Forrest County, Inc. (MS)
QHG of Fort Wayne Company, LLC (DE)
QHG of Hattiesburg, Inc. (MS)
QHG of Kenmare, Inc. (ND)
QHG of Lake City, Inc. (SC)
QHG of Minot, Inc. (ND)
QHG of Ohio, Inc. (OH)
QHG of South Carolina, Inc. (SC)
QHG of Spartanburg, Inc. (SC)
QHG of Springdale, Inc. (AR)
QHG of Texas, Inc. (TX)
QHG of Warsaw Company, LLC (DE)
Quorum ELF, Inc. (DE)
Quorum Health Services, Inc. (DE)
Rankin Cardiology Center, LLC (MS)
Regional Cancer Treatment Center, Ltd.# (TX)
Regional Cardiology Center, L.L.C. (MS)
Regional Cardiology Group, LLC (DE)
Regional Clinics of Longview (TX)
Regional Employee Assistance Program (TX)
Regional Hospital of Longview, LLC (DE)
Rehab Hospital of Fort Wayne General Partnership* (DE)
Revenue Cycle Service Center, LLC (DE)
River Oaks Hospital, LLC (MS)	d/b/a Merit Health River Oaks
River Oaks Management Company, LLC (MS)
River Oaks Medical Office Building, LLC (MS)
River Region Medical Corporation (MS)
Riverpark Community Cath Lab, LLC# (DE)
Riverview Regional Medical Center, LLC* (DE)
Rockledge HMA Convenient Care, LLC (FL)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Rockledge HMA Medical Group, LLC (FL)
Rockledge HMA Urgent Care, LLC (FL)
Rockledge HMA, LLC (FL)
Rockwood Clinic Real Estate Holdings, LLC (DE)
ROH, LLC (MS)	d/b/a Merit Health Woman’s Hospital
Ronceverte Physician Group, LLC (DE)
Rose City HMA Medical Group, LLC* (PA)
Rose City HMA, LLC* (PA)
Roswell Clinic Corp. (NM)
Roswell Hospital Corporation (NM)	d/b/a Eastern New Mexico Medical Center
Russell County Clinic Corp. (VA)
Russell County Medical Center, Inc. (VA)
Ruston Clinic Company, LLC (DE)
Ruston Hospital Corporation (DE)
Ruston Louisiana Hospital Company, LLC (DE)	d/b/a Northern Louisiana Medical Center
SACMC, LLC (DE)
Salem Clinic Corp. (NJ)
Salem Home Care Holdings, LLC (DE)
Salem Home Care Services, LLC (DE)
Salem Hospital Corporation (NJ)
Salem Medical Professionals, Inc. (NJ)
Samaritan Surgicenters of Arizona II, LLC (AZ)
San Angelo Ambulatory Surgery Center, Ltd.# (TX)
San Angelo Community Medical Center, LLC (DE)
San Angelo Hospital, L.P.# (DE)	d/b/a San Angelo Community Medical Center
San Angelo Medical, LLC (DE)
Santa Rosa HMA Physician Management, LLC (FL)
Santa Rosa HMA Urgent Care, LLC (FL)
Scott County HMA, LLC (TN)
Scranton Cardiovascular Physician Services, LLC (DE)
Scranton Clinic Company, LLC (DE)
Scranton Emergency Physician Services, LLC (DE)
Scranton GP Holdings, LLC (DE)
Scranton Holdings, LLC (DE)
Scranton Hospital Company, LLC (DE)	d/b/a Regional Hospital of Scranton
Scranton Hospitalist Physician Services, LLC (DE)
Scranton Quincy Ambulance, LLC (DE)
Scranton Quincy Clinic Company, LLC (DE)
Scranton Quincy Holdings, LLC (DE)
Scranton Quincy Home Care Services, LLC# (DE)
Scranton Quincy Hospital Company, LLC (DE)	d/b/a Moses Taylor Hospital
Scranton Quincy QRFS, LLC (DE)
Sebastian HMA Physician Management, LLC (FL)
Sebastian Home Care Services, LLC# (DE)
Sebastian Hospital, LLC (FL)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Sebastopol, LLC (DE)
Sebring HMA Physician Management, LLC (FL)
Sebring Hospital Management Associates, LLC (FL)
Seminole HMA, LLC (OK)	d/b/a AllianceHealth Seminole
Seminole HMPN, LLC (OK)
SEPA Integrated Providers Alliance, LLC (DE)
Sharon Clinic Company, LLC (DE)
Sharon Pennsylvania Holdings, LLC (DE)
Sharon Pennsylvania Hospital Company, LLC (DE)
Sharon Regional HBP Medical Group, LLC (DE)
Shelby Alabama Real Estate, LLC (DE)
Shelbyville Clinic Corp. (TN)
Shelbyville Home Care Services, LLC# (DE)
Shelbyville Hospital Company, LLC (TN)	d/b/a Tennova Healthcare — Shelbyville
Sherman Hospital, L.P. (DE)
Sherman Medical Center, LLC (DE)
Siloam Springs Arkansas Hospital Company, LLC (DE)	d/b/a Siloam Springs Regional Hospital
Siloam Springs Clinic Company, LLC (DE)
Siloam Springs Holdings, LLC (DE)
Silver Creek MRI, LLC (AZ)
SJ Home Care, LLC# (DE)
SkyRidge Clinical Associates, LLC (DE)
South Abilene Radiology, LLC (DE)
South Arkansas Physician Services, LLC (DE)
SouthCrest, L.L.C. (OK)
Southeast Alabama Maternity Center, LLC (AL)
Southeast HMA Holdings, LLC (DE)
Southern Health Network, Inc.# (DE)
Southern Texas Medical Center, LLC (DE)
Southside Physician Network, LLC (DE)
Southwest Florida HMA Holdings, LLC (DE)
Southwest Physicians Risk Retention Group, Inc. (SC)
Sparks PremierCare, L.L.C. (AR)
Spokane Valley Washington Hospital Company, LLC (DE)
Spokane Washington Hospital Company, LLC (DE)
Spring Hill HMA Medical Group, LLC (FL)
Springdale Home Care Services, LLC# (DE)
Sprocket Medical Management, LLC (TX)
SS ParentCo., LLC (DE)
St. Cloud Physician Management, LLC* (FL)
St. Joseph Health System, LLC* (DE)	d/b/a St. Joseph Health System
Starke HMA Medical Group, LLC* (FL)
Starke HMA, LLC* (FL)	d/b/a Shands Starke Regional Medical Center
Statesboro HMA Medical Group, LLC (GA)
Statesboro HMA Physician Management, LLC (GA)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Statesville HMA Medical Group, LLC (NC)
Statesville HMA Physician Management, LLC (NC)
Statesville HMA, LLC (NC)	d/b/a Davis Regional Medical Center
Statesville PPM, LLC (NC)
StrokeCareNow, LLC# (IN)
Summit Surgical Suites, LLC* (IN)
Supply Chain Shared Service Center, LLC (DE)
Surgery Center of Midwest City, LLC* (DE)
Surgical Center of Amarillo, LLC (DE)
Surgical Center of Carlsbad, LLC (DE)
Surgical Clinic Solutions, LLC# (AL)
Surgicare of Clarksville, LLC# (TN)
Surgicare of Independence, Inc. (MO)
Surgicare of San Leandro, Inc. (CA)
Surgicare of Sherman, Inc. (TX)
Surgicare Outpatient Center of Lake Charles, Inc. (LA)
Surgicenter of Johnson County, Inc. (KS)
Surgicenters of America, Inc. (AZ)
Susitna ASC Holdings, LLC* (DE)
Susitna Surgery Center, LLC* (DE)
Tennessee HMA Holdings, LP (DE)
Tennessee HMA Regional Service Center, LLC (TN)
Tennyson Holdings, LLC (DE)
Terrell Hospital, L.P. (DE)
Terrell Medical Center, LLC (DE)
Texas Bay Area Clinical Services, Inc.# (TX)
The Sleep Disorder Center of Wyoming Valley, LLC (PA)
The Surgery Center, LLC# (MS)
The Vicksburg Clinic, LLC (DE)
Timberland Medical Group (TX)
Tomball Ambulatory Surgery Center, L.P. (TX)
Tomball Clinic Asset Holding Company, LLC (DE)
Tomball Texas Equipment Ventures, LLC (TX)
Tomball Texas Holdings, LLC (DE)
Tomball Texas Hospital Company, LLC (DE)
Tomball Texas Ventures, LLC (DE)
Triad Healthcare System of Phoenix, L.P. (DE)
Triad Healthcare, LLC (DE)
Triad Holdings III, LLC (DE)
Triad Holdings IV, LLC (DE)
Triad Holdings V, LLC (DE)
Triad Indiana Holdings, LLC* (DE)
Triad Nevada Holdings, LLC (DE)
Triad of Alabama, LLC (DE)	d/b/a Flowers Hospital
Triad of Arizona (L.P.), Inc. (AZ)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Triad of Phoenix, Inc. (AZ)
Triad RC, Inc. (DE)
Triad-Arizona I, Inc. (AZ)
Triad-ARMC, LLC (DE)
Triad-Denton Hospital GP, LLC (DE)
Triad-Denton Hospital, L.P. (DE)
Triad-El Dorado, Inc. (AR)
Triad-Navarro Regional Hospital Subsidiary, LLC (DE)
Triad-South Tulsa Hospital Company, Inc. (OK)
Tri-Irish, Inc. (DE)
TROSCO, LLC (DE)
Tucson Home Care Services, LLC# (DE)
Tug Valley Healthcare Alliance, Inc. (WV)
Tullahoma HMA Physician Management, LLC (TN)
Tullahoma HMA, LLC (TN)	d/b/a Tennova Healthcare — Harton
Tunkhannock Hospital Company, LLC (DE)	d/b/a Tyler Memorial Hospital
Valley Advanced Imaging, LLC# (IN)
Valley Advanced MRI, LLC# (IN)
ValleyCare Cardiology Group, LLC (DE)
Valparaiso Home Care Services, LLC# (DE)
Van Buren H.M.A., LLC (AR)
Van Buren HMA Central Business Office, LLC (AR)
Vanderbilt-Gateway Cancer Center, G.P.# (DE)
Venice HMA, LLC (FL)	d/b/a Venice Regional Bayfront Health
Venice Home Care Services, LLC# (DE)
Vero Beach Florida ASC, LLC* (DE)
VHC Holdings, LLC (DE)
VHC Medical, LLC (DE)
Vicksburg Healthcare, LLC (DE)	d/b/a Merit Health River Region
Vicksburg HMA Physician Management, LLC (MS)
Victoria Ambulatory Surgery Center, L.P.# (DE)
Victoria Clinic Asset Holding Company, LLC (DE)
Victoria Hospital, LLC (DE)
Victoria of Texas, L.P. (DE)	d/b/a DeTar Hospital Navarro; DeTar Hospital North
Victoria Texas Home Care Services, LLC# (DE)
Virginia Care Company, LLC (DE)
Virginia Hospital Company, LLC (VA)
VirtualHealthConnect, LLC (DE)
Warren Ohio Hospital Company, LLC (DE)
Warren Ohio Physician Services, LLC (DE)
Warren Ohio Rehab Hospital Company, LLC (DE)
Warsaw Health System, LLC (DE)	d/b/a Kosciusko Community Hospital
Washington Clinic Corp. (MS)
Washington Hospital Corporation (MS)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

Washington Physician Corp. (MS)
WA-SPOK DH CRNA, LLC (DE)
WA-SPOK DH Urgent Care, LLC (DE)
WA-SPOK Kidney Care, LLC (DE)
WA-SPOK Medical Care, LLC (DE)
WA-SPOK Primary Care, LLC (DE)
WA-SPOK Pulmonary & Critical Care, LLC (DE)
WA-SPOK VH CRNA, LLC (DE)
WA-SPOK VH Urgent Care, LLC (DE)
Weatherford Hospital Corporation (TX)
Weatherford Texas Hospital Company, LLC (TX)
Webb County Texas Home Care Services, LLC# (DE)
Webb Hospital Corporation (DE)
Webb Hospital Holdings, LLC (DE)
Wesley Health System LLC (DE)	d/b/a Merit Health Wesley
Wesley HealthTrust, Inc. (MS)
Wesley Physician Services, LLC (DE)
West Grove Hospital Company, LLC (DE)
Western Arizona Regional Home Health and Hospice, LLC# (AZ)
Westmed (TX)
WHMC, LLC (DE)
Wilkes-Barre Academic Medicine, LLC (DE)
Wilkes-Barre Behavioral Hospital Company, LLC (DE)
Wilkes-Barre Behavioral Ventures, LLC (DE)
Wilkes-Barre Clinic Company, LLC (DE)
Wilkes-Barre Community Residential Unit, LLC (DE)
Wilkes-Barre Holdings, LLC (DE)
Wilkes-Barre Home Care Services, LLC# (DE)
Wilkes-Barre Hospital Company, LLC (DE)	d/b/a Wilkes-Barre General Hospital
Wilkes-Barre Intermountain Clinic, LLC (DE)
Wilkes-Barre Personal Care Services, LLC (DE)
Wilkes-Barre Radiation Oncology, LLC# (DE)
Wiregrass Clinic, LLC (DE)
Women & Children’s Hospital, LLC (DE)
Women’s Health Partners, LLC (DE)
Women’s Health Specialists of Birmingham, Inc. (AL)
Women’s Health Specialists of Carlisle, LLC (PA)
Woodland Heights Medical Center, LLC (DE)
Woodward Clinic Company, LLC (DE)
Woodward Health System, LLC (DE)	d/b/a AllianceHealth Woodward
Woodward Home Care Services, LLC# (DE)
Yakima HMA Physician Management, LLC (WA)
Yakima HMA, LLC (WA)
York Anesthesiology Physician Services, LLC (DE)

Community Health Systems, Inc.

SUBSIDIARY LISTING

Exhibit 21

as of 12/31/19

(*) Majority position held in an entity with physicians, non-profit entities or both

(#) Minority position held in a non-consolidating entity

York Clinic Company, LLC (DE)
York Pathology Physician Services, LLC (DE)
York Pennsylvania Holdings, LLC (DE)
York Pennsylvania Hospital Company, LLC (DE)
Youngstown Ohio Hospital Company, LLC (DE)
Youngstown Ohio Laboratory Services Company, LLC (DE)
Youngstown Ohio Outpatient Services Company, LLC (DE)
Youngstown Ohio Physician Services Company, LLC (DE)
Youngstown Ohio PSC, LLC (DE)